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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003


                             POLYMEDICA CORPORATION
               (Exact name of registrant as specified in charter)

       MASSACHUSETTS                     0-19842                 04-3033368
  (State or other juris-               (Commission              (IRS Employer
 diction of incorporation             File Number)           Identification No.)


      11 STATE STREET, WOBURN, MASSACHUSETTS                     01801
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 933-2020


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 13, 2003, PolyMedica Corporation announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired

            Not Applicable.

      (b)   Pro Forma Financial Information

            Not Applicable.

      (c)   Exhibits

            99.1 Press Release, dated August 13, 2003.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2003                       POLYMEDICA CORPORATION
                                              By:  /s/ Stephen C. Farrell
                                                   -----------------------------
                                                   Stephen C. Farrell
                                                   Senior Vice President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX

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EXHIBIT NO.          DESCRIPTION
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
99.1                 Press Release, dated August 13, 2003.
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